                                                                      EXHIBIT 10

                               SUBLEASE AGREEMENT

                        The parties agree as follows:

Date of this
Sublease:               January _____, 2005

Parties to this
Sublease:               Sublandlord:  MEDIA SCIENCES INTERNATIONAL, INC.,
                        formerly known as Cadapult Graphic
                        Systems, Inc., a Delaware corporation
                        Address for notices:  8 Allerman Road, Oakland, New
                        Jersey 07436

                        You, the Subtenant:  DYNAMIC IMAGING, INC., a
                        Pennsylvania corporation
                        Address for notices:  40 Boroline Road, Allendale, New
                        Jersey 07401

                        If there is more than one Sublandlord or Subtenant, the
                        words "Sublandlord" and "Subtenant" used in this
                        Sublease includes them.

Information from
Overlease:              Landlord:  Allendale Associates, a New Jersey partnership
                        Address for notices:  87 Route 17, Maywood, New Jersey
                        07607

                        Date of Overlease:  August 2000

                        Term: Ten (10) years from: June 1, 2001 to: May 31, 2011

                        A copy of the Overlease is attached as an important part
                        of this Sublease.

Term:
                    1.   Six  (6)  years,  three  (3)  months.  The  term  shall
                         commence upon delivery of possession of the Premises to
                         Subtenant.   If   Sublandlord   is  unable  to  deliver
                         possession   of  the   Premises  to  Subtenant  on  the
                         Commencement   Date,   this   Sublease   shall   remain
                         unaffected,  but the Commencement  Date shall not occur
                         until  delivery of  possession  (which shall reduce the
                         Term).  If Sublandlord is unable to deliver  possession
                         of the Premises by April 1, 2005,  Subtenant shall have
                         the  right,  at any time  thereafter  (but prior to the
                         occurrence of the Commencement  Date) to terminate this
                         Sublease   by  sending   written   notice   thereof  to
                         Sublandlord.  Sublandlord  shall  promptly  return  all
                         monies paid by Subtenant  and neither  party shall have
                         any  further  obligation  or  liability  to the  other.

Commencement Date:

                    2.   March 1, 2005

Expiration Date:

                    3.   May 30, 2011

Renewal Period:
                    4. None

Premises:

                    5.   Approximately  fifteen  thousand four hundred  (15,400)
                         square feet located at 40 Boroline Road, Allendale, New
                         Jersey, as depicted on Exhibit B of the Overlease

Use of  Premises:

                    6.   The Premises may be used for all purposes  permitted by
                         the Overlease and by Landlord in Landlord's Consent (as
                         hereinafter defined).

Rent:

                    7.   The  yearly   rent   ("Fixed   Rent")  is  One  Hundred
                         Seventy-Seven   Thousand   One   Hundred   and   00/100
                         ($177,100.00)  Dollars.  You, the  Subtenant,  will pay
                         this yearly rent to the  Sublandlord  in equal  monthly
                         payments of Fourteen Thousand Seven Hundred Fifty-Eight
                         and 33/100 ($14,758.33) Dollars. Payments shall be paid
                         in advance  on the first day of each  month  during the
                         Term.  As an  inducement  to  Subtenant to execute this
                         Sublease Agreement,  Sublandlord agrees Subtenant shall
                         not be required to pay any Fixed Rent,  Taxes (pursuant
                         to Article 19 of the  Overlease) or additional  charges
                         pursuant to Article 20 of the  Overlease  for the first
                         four (4) months of the Term hereof, provided,  however,
                         that all other items of Additional Rent (as hereinafter
                         defined)  shall be due and payable.  All payments which
                         Subtenant is obligated to pay to  Sublandlord  pursuant
                         to this  Sublease  (with the  exception  of Fixed Rent)
                         shall be deemed "Additional Rent" regardless of whether
                         or not referred to as Additional  Rent.  All rental and
                         other  payments  shall  be paid to  Sublandlord  at the
                         address as set forth above Attn:  Accounts  Receivable,
                         or to such other address as  Sublandlord  may designate
                         by notice  to  Subtenant.  All  remedies  available  to
                         Sublandlord under this Sublease, or otherwise at law or
                         equity, for Subtenant's failure to pay Fixed Rent shall
                         also  be  available  to  Sublandlord   for  Subtenant's
                         failure  to pay  Additional  Rent.  Fixed  Rent and the
                         Additional   Rent   which   is   payable   in   monthly
                         installments  shall be payable without demand,  offset,
                         or deductions  (except as expressly provided for herein
                         or in the  Overlease).  Subtenant shall pay any and all
                         sums (except  fixed annual  rental) due pursuant to the
                         Overlease  (including  without  limitation  common area
                         costs,  insurance costs and real estate taxes) in equal
                         monthly    installments    in   advance    based   upon
                         Sublandlord's reasonable estimation of the amounts that
                         will be due at the end of the  year,  quarter  or other
                         period that same is due under the  Overlease.  Once the
                         final  amount  is   determined,   Subtenant   will  pay
                         Sublandlord  any  additional  amount  that  may  be due
                         within  ten (l0) days  after  demand  thereof or in the
                         case  of  overpayment   Sublandlord  shall  refund  the
                         overpayment or credit same to the account of Subtenant.

Late Fee:

                    8.   Subtenant  shall pay as  additional  rent a late charge
                         of,  and not as a  penalty,  five (5%)  percent  of any
                         installment of fixed annual rent and/or additional rent
                         paid more than five (5) days after the due date thereof
                         to  cover  the  extra  expenses  involved  in  handling
                         delinquent  payments.  Each  month the  payment  is not
                         submitted, an additional late charge shall be assessed.
                         Payments delayed due to incorrect mailing address shall
                         be considered  delinquent and shall subject to the late
                         charge.

Security:

                    9.   The  security  for  the   Subtenant's   performance  is
                         Twenty-Nine  Thousand  Five Hundred  Sixteen and 66/100
                         ($29,516.66)  Dollars.   Subtenant  shall  provide  the
                         security   deposit  to  Sublandlord   upon  Subtenant's
                         execution of this Sublease.  Security will be held in a
                         non-interest  bearing  account (which may be commingled
                         with  other  funds of  Sublandlord)  and may be applied
                         against any defaults by Subtenant  under this Sublease.
                         The security deposited under this Sublease shall not be
                         mortgaged, assigned, or encumbered by Subtenant without
                         the consent of Sublandlord.

Agreement to
lease and pay rent:

                    10.  Sublandlord sublets the Premises to you, the Subtenant, for  the  Term.  Sublandlord  states  that  it has  the
                         authority  to do so. You, the  Subtenant,  agree to pay
                         the  Rent  and  other   charges  as  required  in  this
                         Sublease.  You, the  Subtenant,  agree to do everything
                         required  of you in this  Sublease.  In addition to the
                         Rent payable  hereunder,  Subtenant  shall also pay all
                         Additional  Rental  (as  said  term is  defined  in the
                         Overlease),    including,   without   limitation,   all
                         utilities as described in Article 17 of the  Overlease,
                         Taxes as defined in  Article 19 of the  Overlease,  and
                         Additional  Rental  as  defined  in  Article  20 of the
                         Overlease.  Currently,  the  Additional  Rent  is  Four
                         Thousand  Three  Hundred  Fifty and 50/100  ($4,350.50)
                         Dollars per month.

Insurance:

                    11.  Subtenant  covenants and agrees that,  during the Term, it will  provide  and  keep in  force,  in  responsible
                         insurance  companies  licensed  to do  business  in the
                         State of New Jersey,  such policies of insurance and in
                         such amounts not less than the amounts specified in the
                         Overlease,   naming   Landlord   and   Sublandlord   as
                         additional   insureds.   Within  five  (5)  days  after
                         Landlord has executed Landlord's Consent (or such other
                         consent reasonably acceptable to Subtenant),  Subtenant
                         shall  deliver  to   Sublandlord   either  a  duplicate
                         original  of the  aforesaid  policies  or  certificates
                         evidencing  that such  insurance  is in full  force and
                         effect.

Condition of
Subleased
Premises:

                    12.  Except as hereinafter  provided,  Subtenant understands and  agrees  that  no  materials  whatever  are  to  be
                         furnished by Sublandlord  and no work whatever is to be
                         performed  by  Sublandlord   in  connection   with  the
                         Premises or any part thereof,  and Subtenant  agrees to
                         accept  the  Premises  in its  "as-is"  and  "where-is"
                         condition  as of the  commencement  date  of the  Term,
                         except that Sublandlord  agrees to deliver the Premises
                         to Subtenant in vacant and "broom-clean"  condition and
                         will have performed at its sole cost and expense all of
                         the work ("Sublandlord's Work") specified on Schedule A
                         annexed   hereto.   Sublandlord   is  not   liable   or
                         responsible  for or bound in any manner by any  express
                         or  implied  representations,   warranties,  covenants,
                         agreements,   obligations,    guarantees,   statements,
                         information or  inducements  pertaining to the Premises
                         or any part  thereof,  the fee title and  physical  and
                         environmental    condition   thereof,   the   quantity,
                         character,     fitness     and     quality     thereof,
                         merchantability,  fitness for particular  purpose,  the
                         income,  expenses or operation  thereof,  the value and
                         profitability  thereof,  the  uses  which  can be  made
                         thereof or any other  matter or thing  whatsoever  with
                         respect  thereto.   Subtenant   acknowledges,   agrees,
                         represents and warrants that it has had the opportunity
                         and has in fact inspected the Premises, and that it has
                         had access to  information  and data relating to all of
                         same as Subtenant has  considered  necessary,  prudent,
                         appropriate  or  desirable  for  the  purposes  of this
                         transaction and,  without limiting the foregoing,  that
                         Subtenant and/or Subtenant's agents and representatives
                         have independently  inspected,  examined,  analyzed and
                         appraised all of same,  including the condition,  value
                         and   profitability   thereof.   Without  limiting  the
                         foregoing,  Subtenant  acknowledges  and  agrees  that,
                         except  as  expressly  set  forth  in  this   Sublease,
                         Sublandlord is not liable or  responsible  for or bound
                         in any manner by (and Subtenant has no relief upon) any
                         oral or written  or  supplied  guarantees,  statements,
                         information or  inducements  pertaining to the Premises
                         or any part thereof,  such condition and such operation
                         and any other information  respecting same furnished by
                         or   obtained   from   Sublandlord   or  any  agent  or
                         representative  of  Sublandlord.  Without  limiting the
                         foregoing, Subtenant acknowledges and agrees that, with
                         the  exception  of  Sublandlord's  Work,  Subtenant  is
                         leasing   the   Premises   "AS  IS"  at  the   Sublease
                         commencement date.

Damages:

                    13.  If the  Overlease  shall be  terminated  by reason of a default on the part of Subtenant with respect to any of
                         the  terms,  covenants,   conditions,   provisions  and
                         agreements  of  this  Sublease,  Sublandlord  shall  be
                         entitled  to  recover  from  Subtenant,  as  liquidated
                         damages  (and not as a  penalty),  the sum of: (i) such
                         amount or amounts as will be equal to the damages which
                         Landlord shall be entitled to recover from  Sublandlord
                         in connection  with such  termination of the Overlease;
                         (ii) the expenses incurred by Sublandlord in collecting
                         the amounts referred to in (i) hereinabove  (including,
                         without limitation, attorneys' fees and disbursements);
                         and  (iii)  any  and  all  other  amounts  incurred  by
                         Sublandlord as a result thereof.

Default:

                    14.  A. If (1) Subtenant defaults in the payment of any Rent and such default  continues for five (5) days after the
                         same has  become  due,  or (2)  Subtenant  defaults  in
                         fulfilling  any of the  covenants or agreements of this
                         Sublease or Article  24(a)(ii) of the  Overlease on its
                         part to be kept or  performed  and such  default is not
                         cured  or  commenced   to  be  cured  (and   diligently
                         prosecuted  to completion  thereafter)  within ten (10)
                         days  after  written  notice  from  Sublandlord  or its
                         agent, then and in any of such events, or (3) Subtenant
                         defaults under any other provision of Article 24 of the
                         Overlease,  then, in addition to all remedies available
                         under this Sublease, at law or in equity,  Sublandlord,
                         or its  agent,  may give  Subtenant  a  written  notice
                         specifying   a  day  not  less   than   five  (5)  days
                         thereafter,  whereupon  the Term shall end,  and on the
                         day  specified,  the Term of this Lease shall expire as
                         if  that  day  were  the  day  herein   fixed  for  the
                         expiration of the Term,  and Subtenant  shall then quit
                         and surrender the Premises to Sublandlord and Subtenant
                         shall remain liable as hereinafter provided.  Subtenant
                         shall also pay to  Sublandlord  an amount  equal to any
                         costs  and  expenses,  including,  without  limitation,
                         reasonable  attorneys'  fees,  disbursements  and court
                         costs incurred by Sublandlord in recovering  possession
                         of the Premises and collecting any damages sustained by
                         Sublandlord,  as  well  as  all  reasonable  costs  and
                         expenses  incurred by  Sublandlord  for the care of the
                         Premises  while vacant,  or  unoccupied,  which amounts
                         shall be due and payable by Subtenant to Sublandlord at
                         such  time or times as such  costs and  expenses  shall
                         have been  incurred by  Sublandlord.  In any case where
                         Sublandlord has recovered possession of the Premises by
                         reason  of  Subtenant's  default,  Sublandlord  may  at
                         Sublandlord's  option, at any time thereafter,  without
                         notice or other  action  by  Sublandlord,  and  without
                         prejudice to any other  rights or remedies  Sublandlord
                         might  have  hereunder  or at  law  or  equity,  become
                         entitled to recover from Subtenant, as damages for such
                         default,  in addition to such other sums herein  agreed
                         to be  paid by  Subtenant  (to  the  date of  re-entry,
                         expiration and/or dispossess),  or (a) all fixed annual
                         rental and additional rent (conclusively  presuming the
                         additional  rent to be the same as was  payable for the
                         calendar  year  immediately  preceding  such  recovery)
                         which is or would have been payable with respect to the
                         then  remaining  term of this Sublease as and when such
                         payments  are or would  have been  payable  under  this
                         Sublease or (b) an amount equal to the  difference,  if
                         any, by which:  (i) the sum of the fixed annual  rental
                         and  additional   rent   (conclusively   presuming  the
                         additional  rent to be the same as was  payable for the
                         calendar year immediately  preceding such  termination)
                         and  other  payments  reserved  in  this  Sublease  and
                         required of Subtenant  hereunder  from the date of such
                         default to the date of expiration of the then otherwise
                         remaining term of this Sublease;  exceeds (ii) the then
                         fair and  reasonable  rental  value of the Premises for
                         the same period. If the Premises or any part thereof be
                         relet by Sublandlord  for the unexpired  portion of the
                         term of this  Sublease,  or any  part  thereof,  before
                         presentation  of proof of such  damages  to any  court,
                         commission  or  tribunal,  the amount of rent  reserved
                         upon such reletting shall, prima facie, be the fair and
                         reasonable  rental  value  for  the  Premises,  or part
                         thereof,  so relet  during  the term of the  reletting.
                         Said   damages   shall   become  due  and   payable  to
                         Sublandlord  immediately  upon  such  default  of  this
                         Sublease and without regard to whether this Sublease is
                         terminated or not; and if this Sublease is  terminated,
                         without regard to the manner in which it is terminated.
                         In the  computation  of  such  damage,  the  difference
                         between any  installments  of fixed  annual  rental and
                         additional  rent  thereafter  becoming due and the fair
                         and  reasonable  rental  value of the  Premises for the
                         period of which such  installment  was payable shall be
                         discounted  to the date of such  default  at the  Prime
                         Rate (as defined in The Wall Street  Journal),  or such
                         Prime  Rate  mutually  agreed to by the  parties if The
                         Wall Street Journal no longer publishes the Prime Rate.

                         B. If Sublandlord shall receive a notice of default from
                         Landlord,  which  default  arises  out  of,  or  is  in
                         connection with,  Subtenant's actions or failure to act
                         under this Sublease,  then Sublandlord,  after five (5)
                         days' written  notice to Subtenant and without  waiving
                         or releasing Subtenant from any obligation contained in
                         this  Sublease,  may, but shall be under no  obligation
                         to, make any such payment or, at Subtenant's  sole cost
                         and expense,  perform any such act on Subtenant's  part
                         to be made or performed as provided in this Sublease in
                         order to cure the default under the Overlease,  and may
                         enter upon the Subleased  Premises for that purpose and
                         take  all  such  other  actions  as  may  be  necessary
                         therefor.

                         C. All sums so paid by Sublandlord and all costs and
                         expenses incurred by Sublandlord in connection with the
                         performance  of any such act,  together  with  interest
                         thereon  at the rate of ten (10%)  percent  per  annum,
                         from the respective  dates of  Sublandlord's  making of
                         each such  payment or  incurring  of each such cost and
                         expense,  shall  constitute  Additional Rent payable by
                         Subtenant  under  this  Sublease,  without  set-off  or
                         deduction,   and   shall  be  paid  by   Subtenant   to
                         Sublandlord within five (5) days after demand therefor.

                         D. Each party shall have the right to enforce specific
                         performance  by such  party  of each  and  every  term,
                         covenant,   condition,  and  other  provision  of  this
                         Sublease.

Renewal Term:

                    15.  If during the Term of this Sublease,  Subtenant  enters into a direct  lease  with  Landlord  for any period of
                         time after the Term,  then any right of  Sublandlord to
                         extend the term of the  Overlease  shall be deemed null
                         and void ab initio and of no further force and effect.

Broker:

                    16.  Subtenant and Sublandlord  each represents and warrants to each  other  that:  (i) it has not  dealt  with  any
                         agents or  brokers  in  connection  with this  Sublease
                         and/or  the  Subleased  Premises  other than CB Richard
                         Ellis  and  Cushman &  Wakefield  of New  Jersey,  Inc.
                         (collectively the "Broker"); and (ii) this Sublease was
                         not  brought   about  or  procured   through  the  use,
                         negotiation and/or  instrumentality of any other agents
                         or brokers.  Subtenant  and  Sublandlord  covenant  and
                         agree to pay,  indemnify  and hold the  other  harmless
                         from and against any and all claims for commissions and
                         other  compensation  made by any other  agent or agents
                         and/or  any other  broker or  brokers  arising  from or
                         related to this Sublease based on any dealings  between
                         it and any such other  agent or agents  and/or any such
                         other  broker or brokers,  together  with all costs and
                         expenses incurred by the other in resisting such claims
                         (including,  without  limitation,  attorneys'  fees and
                         disbursements).  Sublandlord  shall  pay  any  fee  due
                         Broker  pursuant  to  an  existing   separate   written
                         agreement between Sublandlord and Broker.

Notices:

17.
                         All notices in this Sublease shall be sent by certified
                         mail,   "return   receipt   requested"   or  nationally
                         recognized overnight courier service providing proof of
                         delivery.  Notices  are  deemed  given  on  receipt  or
                         refusal.  To be  effective,  any  notice  sent  to  (i)
                         Subtenant  hereunder  shall  also have a copy sent in a
                         similar manner to Winne, Banta, Hetherington, Basralian
                         & Kahn, P.C.,  Court Plaza North, 25 Main Street,  P.O.
                         Box  647,  Hackensack,  New  Jersey  07602,  Attention:
                         Richard R. Kahn, Esq., and (ii)  Sublandlord  hereunder
                         shall  also  have a copy  sent in a  similar  manner to
                         Steven A. Weisfeld,  Esq.,  Beattie  Padovano,  LLC, 50
                         Chestnut  Ridge  Road,  Montvale,   New  Jersey  07645.

Subject to:

                    18.  This Sublease is subject to the  Overlease.  It is also subject  to any  agreement  to which the  Overlease  is
                         subject.  You, the Subtenant,  state that you have read
                         the Overlease (a copy of which is attached  hereto) and
                         will not violate any of its provisions.

Sublandlord's duties:

                    19.  The Overlease  describes  the  Landlord's  duties,  The
                         Sublandlord  is not obligated to perform the Landlord's
                         duties.  If the  Landlord  fails to perform its duties,
                         you, the Subtenant, must send the Sublandlord a notice.
                         Upon receipt of the notice,  the Sublandlord shall then
                         promptly  notify  the  Landlord  and  demand  that  the
                         Overlease  agreements  be carried out. The  Sublandlord
                         shall continue the demands until the Landlord performs.

Consent:

                    20.  This Sublease is strictly  conditioned  upon  obtaining
                         Landlord's  consent  to this  Sublease  upon all of the
                         terms and  conditions  in the  manner  set forth on the
                         letter annexed on Schedule B ("Landlord's Consent"). If
                         Landlord  does not  execute the  Landlord's  Consent or
                         another  consent  reasonably  acceptable  to  Subtenant
                         within thirty (30) days from the date of this Sublease,
                         this Sublease will be void. In such event,  all parties
                         are  automatically  released and all payments  shall be
                         refunded to you,  the  Subtenant.

Adopting the
Overlease and
exceptions:

                    21.  The  provisions  of the  Overlease  are  part  of  this
                         Sublease.  All the provisions of the Overlease applying
                         to the tenant are binding on you, the Subtenant, except
                         the  following  numbered  paragraphs  of the  Overlease
                         shall not apply: Preamble #5, Preamble #7, Preamble #8,
                         Preamble #10,  Preamble #11, Preamble #13, that portion
                         of  Preamble   #14   relating  to  the   tenant's   tax
                         identification  number,  Article 2,  Article 3, Article
                         5(a)(i), Article 30, Article 44, Article 46.

Overlease:

                    22.  This Sublease is expressly made subject and subordinate to all of the terms, covenants, conditions,  provisions
                         and  agreements   contained  in  the   Overlease.   The
                         restrictions,  limitations and conditions  imposed upon
                         Sublandlord  by the terms of the  Overlease are imposed
                         upon  Subtenant  with the same  force and  effect as if
                         specifically set forth herein at length,  and Subtenant
                         assumes and agrees to perform all of the obligations of
                         Sublandlord   under  the  Overlease   insofar  as  such
                         obligations  pertain  to  the  Premises  rented  and/or
                         subtenants  in general,  except as otherwise  expressly
                         provided herein or to the extent  inconsistent with, or
                         inapplicable to any of the provisions of this Sublease.
                         Subtenant  covenants  and agrees to indemnify  and hold
                         Sublandlord  harmless  from  and  against  any  and all
                         losses, damages, claims or expenses (including, without
                         limitation,  attorneys' fees and disbursements), in any
                         way  arising  out of, or in  connection  with:  (i) the
                         Premises  rented;  or  (ii)  any  act  or  omission  of
                         Subtenant   or   its   agents,   servants,   employees,
                         contractors, licensees or invitees; or (iii) any actual
                         or threatened breach, default or failure on the part of
                         Subtenant with respect to any of the terms,  covenants,
                         conditions,  provisions and agreements of this Sublease
                         and/or the Overlease.  Subtenant  agrees, as an express
                         inducement for  Sublandlord's  executing this Sublease,
                         that if there is any conflict between the provisions of
                         this Sublease and the provisions of the Overlease which
                         would  permit  Subtenant  to do or  cause to be done or
                         suffer or permit  any act or thing to be done  which is
                         prohibited by the Overlease, then the provisions of the
                         Overlease shall prevail. If the Overlease terminates or
                         is  terminated  for any  reason  whatsoever,  then this
                         Sublease shall terminate  simultaneously  therewith. If
                         Subtenant  is  not  in  default  under  the  terms  and
                         conditions hereof beyond the applicable notice and cure
                         period, any such termination shall be without liability
                         between   Sublandlord   and   Subtenant,   except  such
                         liability theretofore  accruing;  however, if Subtenant
                         is in  default  beyond the  applicable  notice and cure
                         period,  the default provisions hereof shall control as
                         to Subtenant's liability.

Compliance
With Laws:

                    23.  Subtenant   covenants   and   agrees  to  comply   with
                         applicable   laws,   resolutions,   codes,   rules  and
                         regulations,  of  any  department,  bureau,  agency  or
                         governmental  authority  having  jurisdiction  over the
                         occupancy,  maintenance  and  use  of the  Premises  by
                         Subtenant for the purposes set forth herein.  Subtenant
                         covenants and agrees to indemnify and hold  Sublandlord
                         harmless  from  and  against  any  claims,   penalties,
                         losses,  damages  or  expenses  imposed  by reason of a
                         violation  of  any  applicable  law or  the  rules  and
                         regulations  of  governmental   or   quasi-governmental
                         agencies or  authorities  having  jurisdiction  thereof
                         arising from its use of the Premises during the Term or
                         caused by Subtenant or Subtenant's agents.  Sublandlord
                         covenants  and agrees to indemnify  and hold  Subtenant
                         harmless  from  and  against  any  claims,   penalties,
                         losses,  damages  or  expenses  imposed  by reason of a
                         violation of any  applicable  law,  including,  without
                         limitation,  any rules and  regulations of governmental
                         or  quasi-governmental  agencies or authorities  having
                         jurisdiction  thereof arising prior to the commencement
                         of the Term and caused by Sublandlord or  Sublandlord's
                         agents.  The  provisions  of this Article shall survive
                         the termination or expiration of this Sublease.

No authority:

                    24.  You,  the  Subtenant,  have no  authority to contact or make any agreement with the Landlord about the Premises
                         or the Overlease.  You, the Subtenant, may not pay rent
                         or  other  charges  to the  Landlord,  but  only to the
                         Sublandlord.

Successors:

                    25.  Unless  otherwise  stated,  this Sublease is binding on all parties who lawfully  succeed to the rights or take
                         the place of the  Sublandlord  or you,  the  Subtenant.

Changes:

                    26.  This  Sublease  can be changed  only by an agreement in writing signed by the parties to this Sublease.

Sublandlord:

                    27.  The term  "Sublandlord"  as used in this Sublease means only the lessee for the time being under the Overlease,
                         so that in the  event of a  transfer  of  Sublandlord's
                         interest  in the  Overlease,  Sublandlord  shall be and
                         hereby  is   entirely   freed  and   relieved   of  all
                         obligations  of  Sublandlord  hereunder and it shall be
                         deemed  that the  transferee  has assumed and agreed to
                         observe and perform all  obligations of the Sublandlord
                         hereunder.

Governing Law:

                    28.  This  Sublease  shall  be  governed  by the laws of the
                         State of New Jersey.

No Recording:

                    29.  This  Sublease  shall not be  recorded in the Office of the  Recording of Deeds or in any other office or place
                         of public  record and if  Subtenant  shall  record this
                         Sublease  or cause or permit  the same to be  recorded,
                         Sublandlord may, at its option, elect to treat such act
                         as a breach of this Sublease.

Alteration:

                    30.  Subtenant  shall not make any  alterations or additions to the Premises  without first obtaining  Sublandlord's
                         consent,  such consent not to be unreasonably  withheld
                         or  delayed.  If  Landlord  denies its  consent to such
                         alterations  pursuant  to Article 12 of the  Overlease,
                         then   Sublandlord's   denial  of   consent   shall  be
                         conclusively   deemed   to  be   reasonably   withheld.
                         Notwithstanding the foregoing,  if either (a) Subtenant
                         make  alterations  to the Premises  without  Landlord's
                         consent  or  (b)  Landlord   consents  to   Subtenant's
                         alterations,   and,  in  either  such  event,  Landlord
                         notifies   Sublandlord  that  Subtenant  shall  not  be
                         required  to  remove  any  alterations   prior  to  the
                         expiration   or   termination   of  the   Lease,   then
                         Sublandlord's  consent to such alterations shall not be
                         required.

Assignment:

                    31.  Without  the prior  consent of  Sublandlord,  not to be unreasonably  withheld or delayed,  neither  Subtenant,
                         nor Subtenant's legal  representatives or successors in
                         interest  shall,  by  operation  of  law,  dissolution,
                         merger, or otherwise, assign, transfer or mortgage this
                         Sublease, or sublet or license the whole or any part of
                         the Premises or permit the Premises or any part thereof
                         to be used or occupied  by others.  If  Subtenant  is a
                         corporation or  partnership,  none of its capital stock
                         or partnership interests,  as the case may be, shall be
                         transferred  (except to Sublandlord)  voluntarily or by
                         operation of law without Sublandlord's written consent,
                         such  consent  not  to  be  unreasonably   withheld  or
                         delayed; provided,  however, that Sublandlord's capital
                         stock or partnership can be transferred, upon notice to
                         Sublandlord  and  without  Sublandlord's   consent,  in
                         connection  with  the  sale  of  Subtenant's  business,
                         provided that the buyer expressly  agrees in writing to
                         assume all of  Subtenant's  obligations  hereunder.  If
                         Sublandlord fails to respond to Subtenant's request for
                         consent  within  twenty (20) days,  then  Sublandlord's
                         failure to respond shall be deemed to be  Sublandlord's
                         consent  to such  assignment  or  sublet.  If  Landlord
                         denies consent pursuant to Article 15 of the Overlease,
                         then   Sublandlord's   denial  of   consent   shall  be
                         conclusively  deemed  to be  reasonably  withheld.  Any
                         consent  by  Sublandlord  to any act of  assignment  or
                         subletting  shall be held to apply only to the specific
                         transaction thereby authorized.  Such consent shall not
                         be construed as a waiver of the duty of  Subtenant,  or
                         the legal  representatives or assigns of Subtenant,  to
                         obtain  from  Sublandlord   consent  to  any  other  or
                         subsequent assignment or subletting, or as modifying or
                         limiting the rights of Sublandlord  under the foregoing
                         covenant by Subtenant  not to assign or sublet  without
                         such  consent.  Any  violation of any  provision of the
                         Sublease,  whether by act or omission, by any assignee,
                         subtenant undertenant,  or occupant,  shall be deemed a
                         violation of such provision by Subtenant,  it being the
                         intention  and  meaning  of  the  parties  hereto  that
                         Subtenant shall assume and be liable to Sublandlord for
                         any  and  all  acts  and   omissions  of  any  and  all
                         assignees,  subtenants,  undertenants and occupants. If
                         the  Sublease  is  assigned,  Sublandlord  may,  and is
                         hereby empowered to, collect rent from the assignee; if
                         the  Premises  or  any  part  thereof  be  underlet  or
                         occupied   by  any   person   other   than   Subtenant,
                         Sublandlord,  in the event of Subtenant's default, may,
                         and is  hereby  empowered  to,  collect  rent  from the
                         undertenant  or  occupant;  in either  of such  events,
                         Sublandlord may apply the net amount collected by it to
                         the rent herein reserved,  and no such collection shall
                         be  deemed  a waiver  of the  covenant  herein  against
                         assignment and  underletting,  or the acceptance of the
                         assignee,  undertenant  or occupant as Subtenant,  or a
                         release of Subtenant  from the further  performance  of
                         the   covenants   herein   contained  on  the  part  of
                         Subtenant.  In the event that Overlandlord  consents to
                         Subtenant's   proposed  assignment  or  sublease,   and
                         Sublandlord has been released by Overlandlord  from all
                         liability and all obligations under the Overlease, then
                         Sublandlord's  consent to the  proposed  assignment  or
                         sublease shall not be required.

Licenses:

                    32.  With  the  exception  of any  license,  certificate  or permit required in connection with Sublandlord's  Work,
                         if any governmental  license,  certificate of occupancy
                         or permit is required for the proper or lawful  conduct
                         of any  business  or other acts to be carried on in the
                         Premises  and if the  failure to secure  such  license,
                         certificate  or  permit  would,  in any way,  adversely
                         affect Sublandlord, Subtenant shall immediately procure
                         and thereafter maintain such license or permit,  submit
                         the same for inspection by Sublandlord, and comply with
                         the terms and  conditions of such license,  certificate
                         or permit.

Environmental Laws:

                    33.  A.  Subtenant   shall,  at  Subtenant's  own  cost  and
                         expense,   comply  with  all  Environmental   Laws  (as
                         hereinafter  defined)  affecting the Premises after the
                         date  hereof.   Subtenant  shall,  at  Subtenant's  own
                         expense,  keep and  maintain  the  Premises  free  from
                         leaks,  discharges,  releases  or spills  of  Hazardous
                         Materials  (as  hereinafter   defined)  and  free  from
                         contamination of Hazardous  Materials arising after the
                         date  hereof.   Subtenant,   its   employees,   agents,
                         contractors,  invitees  or  representatives  shall  not
                         process, store, handle, generate,  manufacture, bury or
                         treat any  Hazardous  Material at the Premises or about
                         the  Premises,  or  permit  to  be  processed,  stored,
                         handled, generated, manufactured, buried or treated any
                         Hazardous   Material  at  the  Premises  or  about  the
                         Premises.  Subtenant  shall not (either with or without
                         negligence)  cause  or  permit  the  escape,  disposal,
                         discharge or release of any  Hazardous  Material  other
                         than de minimis quantities of cleaning products used in
                         the ordinary  course of business in accordance with all
                         applicable  Environmental  Laws.  "Hazardous  Material"
                         means any hazardous  wastes or hazardous  substances as
                         defined in any  Environmental  Law  including,  without
                         limitation,   any  asbestos,  PCB,  toxic,  noxious  or
                         radioactive substance,  methane, volatile hydrocarbons,
                         industrial  solvents or any other material or substance
                         which could  cause or  constitute  a health,  safety or
                         other  environmental  hazard to any person or property.
                         "Environmental Law" means any applicable federal, state
                         or local  environmental  and  cleanup  statutes,  laws,
                         rules or regulations,  ordinances,  orders, decrees and
                         interpretations  now or hereafter in effect  including,
                         without  limitation:  (1) Industrial Site Recovery Act,
                         1993  N.J.  Laws,   Chapter  139  and  all  regulations
                         promulgated thereunder;  (2) the Spill Compensation and
                         Control  Act,  N.J.S.A.  58:10-23.11,  et seq;  (3) the
                         Comprehensive Environmental Response,  Compensation and
                         Liability Act, 42 U.S.C. Section 9601, et seq.; (4) the
                         Toxic Substances  Control Act, 15 U.S.C.  Section 2601,
                         et seq. and (5) the Resource  Conservation and Recovery
                         Act, 42 U.S.C. Section 6901 et seq.; and any amendments
                         thereto and regulations promulgated thereunder.

                         B. Subtenant shall indemnify, defend and save  harmless
                         Sublandlord from all fines, suits, procedures,  claims,
                         actions  of  any  kind  and  all  losses,  damages  and
                         expenses  (including,  without  limitation,  attorneys'
                         fees) arising out of or in any way  connected  with any
                         (a)  spills,   releases  or   discharges  of  Hazardous
                         Materials at the  Premises or about the Premises  which
                         occur  during  the term of this  Sublease;  and/or  (b)
                         violation of any  Environmental Law by Subtenant during
                         the  term  of  this  Sublease;  and/or  (c)  breach  by
                         Subtenant of any provision of this Article. Sublandlord
                         shall indemnify,  defend,  and save harmless  Subtenant
                         from all fines, suits,  procedures,  claims, actions of
                         any  kind  and  all  losses,   damages   and   expenses
                         (including without limitation  attorneys' fees) arising
                         out of or in any way  connected  with  any (1)  spills,
                         releases,  or  discharges  of  Hazardous  Materials  by
                         Sublandlord  at the  Premises  which occur prior to the
                         date  hereof  and  during  the  term of the  Overlease;
                         and/or  (2)  violation  of any  Environmental  Laws  by
                         Sublandlord prior to the date hereof; and/or (3) breach
                         by Sublandlord of any provision of this Article.

                         C. Subtenant shall fully cooperate with Sublandlord and
                         provide such  documents,  affidavits and information as
                         may be requested by Sublandlord  (i) to comply with any
                         Environmental  Law,  (ii) to comply with the request of
                         any lender,  purchaser or tenant,  and/or (iii) for any
                         other reason reasonably deemed necessary by Sublandlord
                         in connection with compliance with Environmental Laws.

                         D. If Sublandlord, any mortgagee or any  governmental
                         agency ever  requires  testing to ascertain  whether or
                         not  there  has  been  discharge,  spill,  disposal  or
                         release of any Hazardous  Materials,  and the Hazardous
                         Materials  have  been  released  by  Subtenant   and/or
                         Subtenant's  agents,  then the reasonable costs thereof
                         shall be  reimbursed by Subtenant to  Sublandlord  upon
                         demand as additional rent, if such requirement  applies
                         to the Premises and if the discharge,  spill,  disposal
                         or release of such  Hazardous  Materials  was caused by
                         Subtenant and/or Subtenant's agents.

                         E. Subtenant's failure to abide by the terms of this
                         Article shall be restrainable by injunction.

                         F. Sublandlord represents to Subtenant, without
                         independent  investigation or inquiry, that Sublandlord
                         has released no Hazardous  Materials at the Premises in
                         violation of any Environmental Law.

                         G. The provisions of  this Article  shall  survive  the
                         termination, cancellation,  modification, expiration or
                         rescission of this Sublease.

Signatures:              Witness:                      SUBLANDLORD:  MEDIA
                                                       SCIENCES INTERNATIONAL,
                                                       INC.
                         _____________________

                                                       ________________________
                                                       ________________________

                         Witness:                      SUBTENANT:  DYNAMIC
                                                       IMAGING, INC.
                         _____________________

                                                       ________________________
                                                       ________________________

                                   Schedule A

Sublandlord Work:
-----------------

1.   Entire premises shall be repainted to match existing colors.  The west wall of the  warehouse  shall not be  painted.  The south  wall shall be painted where needed. The east and north walls of the warehouse shall be completely painted.

2.   All carpeted areas shall be shampooed.

3.   New VCT  flooring  shall be  installed in rooms 130, 135 and 136. All other
     VCT tiles in other rooms shall be cleaned, polished and resealed.

4.   Floors in rooms 137,  138,  139,  140 and 141 shall be  repainted  to match existing color.

5.   All ceiling  tiles shall be matched with other  surrounding  ceiling  tiles throughout  the entire  premises.  Rooms with broken,  discolored or warped tiles shall be replaced with new tiles to match.

6.   Entire premises shall be cleaned  including  wallpaper (where needed) prior to occupancy.

7.   The mezzanine deck in the warehouse  shall be removed by  Sublandlord.  Any damage  caused  to the  walls,  floor  or  ceiling  shall  be  repaired  by
     Sublandlord.  All floor bolts and wall bolts shall be removed and necessary repairs made.

8.   All existing window treatments are to stay with the premises.

9.   All network  cabling  shall remain intact and the cable stand in the server room can remain there if Sublandlord chooses to leave it.

10.  Any damage caused by Sublandlord shall be repaired by Sublandlord in a good workmanlike manner, prior to Subtenant taking possession.

                                   Schedule B

                              ALLENDALE ASSOCIATES
                                   87 Route 17
                            Maywood, New Jersey 07607

                                January __, 2005

Cadapult Graphic Systems, Inc. and
Dynamic Imaging, Inc.
40 Boroline Road
Allendale, New Jersey 07401

         Re:      40 Boroline Road
                  Allendale, New Jersey

Gentlemen:

     Reference is made to that certain Agreement of Lease dated August 14, 2000, between the  undersigned,  as Landlord,  and  Cadapult  Graphic  Systems,  Inc.,
including  its  wholly  owned  subsidiary,   Media  Sciences,  Inc.,  as  Tenant
(hereinafter   called  the   "Lease"),   with   respect  to  a  portion  of  the
above-captioned premises (the "Premises").

     Tenant has requested our consent to its proposed subletting of the Premises demised to it under the Lease to Dynamic Imaging, Inc. ("Dynamic") and we hereby consent to such subletting and further agree as follows:

     1.   The Lease is in full force and effect and to the best of our knowledge there are no defaults thereunder.
     2.   During the term of the  subletting,  the  Premises may be used for all uses permitted under the Lease,  subject to applicable law, as well as for the same uses  currently  utilized  by Dynamic at the  location we lease to Dynamic at 110 Commerce  Drive,  Allendale,  New Jersey,  and
          those uses expressly permitted under the lease agreement dated May 16,
          2002, between the undersigned, as Landlord, and Dynamic, as Tenant.
     3.   During the term of the sublease,  Dynamic is allocated forty-five (45)
          parking  spaces in the area  depicted on the schedule  annexed to this letter and of those forty-five (45) parking spaces,  eight (8) of them shall be reserved for the exclusive use of Dynamic.
     4.   We hereby  consent to the  performance of the work which the tenant is performing to the Premises as set forth on Exhibit A attached hereto.
     5.   Dynamic is hereby  granted  our  consent  to affix its  identification signage on the building  monument and the facade of the Premises,  all at its sole cost and expense,  subject to our review and approval, not to be unreasonably withheld or delayed.
     6.   If our lease  agreement with Tenant is terminated  and/or  surrendered during  the  term  of  the  subletting,  we  shall  offer  Dynamic  an opportunity to execute an identical lease for what would have been the remainder  of the term of the lease and any renewal  options  upon the identical terms, covenants and conditions of the Lease as now exists.

     The  undersigned recognizes that Tenant and Dynamic are relying upon the contents of this letter in order for the agreement of sublease to be effective.

                                                     Very truly yours,

                                                     ALLENDALE ASSOCIATES

                                                     By:________________________
                                                           Anthony M. Laino
                                                           General Partner